Powering and transforming financial markets Investor Presentation September 2024 EXHIBIT 99.1

2 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2025 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2024 (the “2024 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2024 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

3 Use of Non-GAAP financial measures, KPIs and foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Free cash flow conversion, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Stock Record Growth (also referred to as “SRG” or “equity position growth”) and Interim Record Growth (also referred to as “IRG” or “mutual fund/ETF position growth”), and Internal Trade Growth (“ITG”). Please refer to Item 2. Management’s Discussion and Analysis of Financial Condition of the 2024 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property, and Closed sales to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Notes on Presentation Amounts presented in this presentation may not sum due to rounding. All FY’23 and FY’24 Recurring revenue dollar amounts shown in this presentation are GAAP, and FY’23, FY’24 and FY’25 Guidance. Recurring revenue growth percentages are shown as constant currency (Non- GAAP). Recurring revenue growth percentages for FY’20 through FY’22 are calculated based on constant foreign currency exchange rates used for internal management reporting as described in the Company’s segment footnote within its Form 10-K for each respective year. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

4 Broadridge is powering and transforming financial services Unique network and business model with a clear growth strategy across our three franchises Platform-based model with recurring revenue structure creates unique value for clients and investors Steady and consistent earnings growth and capital return has driven strong and compounding shareholder returns $4.2B FY’24 Recurring revenue 7-9% FY’24-26 Recurring revenue growth objective $60B Vended Addressable Market Global fintech leader with a scale business supporting critical operations, technology, governance, and communications $10T Daily fixed income and equity trade volume 8-12% FY’24-26 Adj. EPS growth objective 19% 10-year TSR annualized ending 6/30/24 $3.52 FY’25 annual dividend amount 7B Regulatory and customer communications processed annuallyNote: Recurring revenue growth is in constant currency. FY’25 dividend subject to board approval.

5 Broadridge has a long track record of delivering growth and shareholder value $2.7 $2.9 $4.1 $4.3 $4.4 $4.5 $5.0 $5.7 $6.1 $6.5 $2.47 $2.73 $3.13 $4.19 $4.66 $5.03 $5.66 $6.46 $7.01 $7.73 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 Adjusted EPS Total Revenue ($B) 10% Recurring Revenue CAGR 13% Adjusted EPS CAGR (Non-GAAP) 19% Annualized TSR Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49-59. TSR source: FactSet DILUTED EPS (GAAP) $2.32 $2.53 $2.70 $3.56 $4.06 $3.95 $4.65 $4.55 $5.30 $5.86

6 We have a unique network and business model Regulatory Bodies & Trade Associations Broker-dealers & Wealth Managers Investors Public Companies & Funds 10,000+ Corporate issuers 1,000+ Banks and broker-dealers 30,000+ Mutual funds and ETFs 200,000+ Financial advisors 150,000+ Institutional shareholders 200M+ Retail shareholder accounts

7 Powering a scale business at the intersection of financial services Wealth Managers 30,000+ Mutual funds and ETFs 120,000+ Institutional shareholders 170M+ Retail shareholder accounts Capital Markets Firms Asset Managers Corporate Issuers • 14 of 15 largest U.S. wealth providers • 30% U.S. advisors for front office applications • ~800M U.S. equity positions • 120M accounts on trade processing platform • $10T in daily fixed income and equity trade volume • 20 of 24 U.S. fixed income primary dealers • 7 of 10 largest global investment banks equity trades processed • ~$1.5 trillion in assets managed on BR IM platforms • 2 Billion regulatory fund communications processed annually • ~$630B retirement and other assets under administration • 7 Billion regulatory and customer communications processed annually • >10,000 public companies served • 2,400 virtual shareholder meetings annually

8 We serve a $225B addressable market of which $60B+ is vended Source: McKinsey & Co. Governance Capital Markets Wealth & IM $25B $24B Broadridge Vended Addressable Market 27%73% Total Addressable Market $12B $225B $60BBR Vended

9 Our growth is underpinned by secular demand drivers Digitization of communications Acceleration of trading Democratization of investing Data and artificial intelligence Regulation Governance Capital Markets Wealth & IM

10 We have aligned our business around these long-term drivers Extend Governance ▪ Scaled to enable doubling of equity and fund positions ▪ Crossed $100M threshold in digital revenues ▪ Expanded data & analytics with European fund data, board reporting ▪ Extended our capabilities across the entire trade lifecycle with BTCS ▪ Grew post-trade platforms globally ▪ Innovated to create leading position in Distributed Ledger Repo ▪ Delivered on next-gen wealth management platform ▪ Strengthened our capabilities serving Canadian wealth managers ▪ Added front-office capabilities with targeted tuck-in M&A ▪ Grew international revenues 5X to $493M from FY2014-24 ▪ Strengthened international footprint with acquisition of BTCS ▪ Grew European governance capabilities with Shareholder Rights Directive II Grow Capital Markets Build Wealth Expand International

11 Driving Democratization and Digitization in Governance ✓ Drive democratization in regulatory communications ✓ Digitize communications ✓ Leverage data for asset management ✓ Simplify corporate governance Simplifying Trading in Capital Markets ✓ Optimize trading and connectivity ✓ Simplify post-trade ✓ Deliver transformation and innovation Modernizing Wealth Management ✓ Execute go-to market plan across multiple channels ✓ Enhance and integrate component solutions ✓ Deliver selective transformation opportunities We have a clear plan for long-term growth

Investor Communication Solutions (“ICS”)

13 FY'20 FY'21 FY'22 FY'23 FY'24 We continue to extend our strong and growing Governance franchise $2.6B ICS Recurring Revenue Avg. annual growth 8% 10% Regulatory Data-Driven Fund Solutions Issuer Customer Communications 8% 14% 04% Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 $1.2B $0.4B $0.3B $0.7B

14 We have a unique network and business model… Regulatory Bodies & Trade Associations Broker-dealers & Wealth Managers Investors Public Companies & Funds 10,000+ Corporate issuers 1,000+ Banks and broker-dealers 30,000+ Mutual funds and ETFs 200,000+ Financial advisors 150,000+ Institutional shareholders 200M+ Retail shareholder accounts

15 Sustainable fundamentals underscore consistent position growth Position Growth (~9%) More Positions per Investor (5-7%) More Investors (2-4%) Investing Population Growth Market Participation Growth Population growth brings new investors An increasing portion of the population invests Demographics Industry Competition & Innovation 10-Yr Blended Average FY’15-24More Accounts per Investor Positions per Account Growth Investors are opening more accounts Investors steadily add more products to their accounts

16 Enable democratization via next-gen Regulatory Deliver Data-Driven Fund Solutions Simplify governance for Issuers Transform omni-channel Customer Communications GROWTH OPPORTUNITIES • Continued equity, mutual fund, and ETF position growth • Constant need for innovative compliance solutions • Global Distribution Insights • Retirement Technology and Analytics • Data and analytics capabilities • Regulatory composition and disclosure • Omni-channel engagement tools • Large omni-channel outsourcing opportunities • Demand for next-gen digital solutions Driving democratization and digitization in Governance

Global Technology & Operations (“GTO”)

18 FY'20 FY'21 FY'22 FY'23 FY'24 Broadridge is a leading technology provider for capital markets and wealth management $1.6BGTO Recurring Revenue Avg. annual growth 13% 10% Capital Markets Wealth & Inv. Mgmt. 15% Note: Growth in constant currency. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 $0.6B $1.0B

19 Capital Markets: Broadridge technology powers the entire trade lifecycle Initiate order Buy-side Sell-side Middle-office Lifecycle Events • Trade Confirmation • Allocation of Trade to Sub-accounts • Trade Validation Middle-office Matching and Allocation Market Participants Back-office Lifecycle Events • Trade Clearing and Settlement • Trade Booking • Confirmations and Statements Sent • Ongoing Asset Servicing Back-office Clearing, Settlement, Finance and AccountingMarket Participants Front-office Trading and Execution Front-office Lifecycle Events • Order Capture and Trade Matching • Order Routing to Exchange or OTC Party • Trade Execution • Notice of Execution Market Participants

20 Component based ecosystem with open architecture that redefines wealth management technology Flexible, scalable platform designed to help firms drive innovation and perform more efficiently Delivers digital, modernized advisor capabilities with easy integration through published APIs Integrated technology that streamlines operations, provides single view, and connects front to back-office Broadridge Enterprise Integration Services Broadridge Post-Trade Components and Services Broadridge Advisor Workstation Wealth Advisor Component Solutions Client Apps Partner Apps Wealth Management: We are live with the industry’s next-generation front-to-back technology, creating a transformational wealth experience

21 GROWTH OPPORTUNITIES We are executing a clear growth strategy across Capital Markets and Wealth Management • Personalizing the investor experience • Optimizing advisor productivity • Digitizing operations • Optimizing trading and connectivity • Simplifying post-trade • Delivering transformation and innovation Modernizing Wealth Management Simplifying and innovating trading in Capital Markets

A financial model powering sustainable long-term growth with high returns

23 Broadridge’s strong business and financial model is positioned to drive sustainable, long-term growth Recurring Revenue Balanced Capital Allocation TSR Adjusted EPS ~100% Free cash flow conversion and mid-to-high teen ROIC 7-9% Sustainable growth (5-8% organic) 8-12% Steady and consistent growth Top-Quartile TSR Winning formula for compounding FINANCIAL MODEL Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59

24 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Jun-22 Jun-23 Jun-24 BR S&P500 Note: Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 Our steady and consistent earnings growth and capital return has resulted in a compounding TSR business… $1.08 $3.52 FY'15 FY'25 Est. $2.25 $7.73 FY'14 FY'24 13% 10-year CAGR EARNINGS PER SHARE DIVIDENDS PER SHARE ANNUALIZED TOTAL SHAREHOLDER RETURN 13% 10-year CAGR 19% 13% GAAP EPS $2.12 $5.86 Adjusted EPS (Non-GAAP)

25 The model begins with Recurring revenue growth, with growth anchored in conversion of Closed sales RECURRING REVENUE GROWTH 65% RECURRING DISTRIBUTION EVENT-DRIVEN $6.5B FY’24 TOTAL REVENUE REVENUE COMPOSITION RECURRING REVENUE GROWTH Growth in constant currency Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59. FY’24 Recurring revenue reflects a net (1pt) loss from Other Revenue. In FY’17, Recurring revenue growth excludes $424MM from the acquisition of NACC. As reported in FY’17, recurring revenue rose 29%. 6% 6% 6% 6% 6% 6% 6% 6% 6% 7% FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 9% 16% 10%10% 6%6% 7% 9% 6% Revenue from Closed sales Other Revenue 6%

26 The demand for our products and secular tailwinds supports organic Recurring revenue growth of 5-8% for FY’24-FY’26 RECURRING REVENUE GROWTH RECURRING REVENUE GROWTH DRIVERS Beginning Recurring revenue Closed Sales Client Losses Internal Growth Acquisitions Ending Recurring revenue 5-7pts (2)pts 2-3pts 0 -2pts 7-9% TOTAL RECURRING REVENUE GROWTH 5-8pts ORGANIC GROWTH

27 120 10 40 80 120 40 60 60 110 20 FY'15 FY'16 FY'17 FY'18 FY'19 FY'20 FY'21 FY'22 FY'23 FY'24 20.0% FY'15 FY'24 AOI MARGIN EXPANSION HISTORY (bps; NON-GAAP) 50 bps Avg Annual Expansion Target 10 Year average Annual AOI margin expansion 70 bps Broadridge has a long history of being able to expand margins RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Note: FY’17 excludes impact of NACC integration. Including NACC resulted in a reduction to margins by 350 bps. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 17.4% 17.3% 12.9% 13.8% 15.0% 13.8% 13.6% 13.3% 15.4% 15.6%GAAP Margin

28 Broadridge generates operating leverage through scale, higher- margin digital growth and cost efficiency, allowing us to fund growth investments while delivering margin expansion RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION Scale Digital Expense Mgt & Efficiency Investment Margin Expansion 50-70bps 20-30bps 10-20bps (40-60bps) 40-60bps

29 Investments are a key part of our financial model. We invest in high return opportunities that enable us to sustain a high level of Recurring revenue growth RECURRING REVENUE GROWTH CAPEX Client Platform Investment OPEX Medium Term Long Term Product Enhancement Digital (e.g. InFocus) DLR Sales & Marketing Gen AI Client Retention GPTM (e.g. ETD) Tailored Shareholder Reports Storage Hosting/Cloud Migration C A P IT A L Short Term Wealth Management Modules Bond GPT InfrastructureRevenue Generating / Quantifiable Return PAYOUT PERIOD

30 We are committed to strong and balanced capital stewardship… M&A Internal Investment Dividend Share repurchase Maintain investment grade Drive ~100% FCF conversion, monetize recent investments, return ROIC to mid-high teens Capital Allocation Priorities ✓ Fund high return internal investments ✓ Grow dividend in line with earnings ✓ Pursue attractive, tuck-in M&A ✓ Return excess cash through share buybacks RECURRING REVENUE GROWTH EARNINGS GROWTH BALANCED CAPITAL ALLOCATION

31 This model has consistently delivered on its three-year objectives over multiple cycles CAGR 3-YEAR OBJECTIVES FY’24 – FY’26 FY’24 RESULTSFY’14 – FY’17 FY’17 – FY’20 FY’20 – FY’23 Organic Recurring revenue growth1 5% 5% 8% 5 – 8% 6% Recurring revenue growth 7%2 7% 11%3 7 – 9% 6% Adj. Operating income margin expansion (bps/yr) (Non-GAAP)3,4 532 80 77 50+ 20 Adj. earnings per share growth (Non-GAAP) 3, 5 12% 12%5 12% 8 – 12% 10% 1Average Organic Recurring revenue growth per year 2Excluding the North American Customer Communications (“NACC”) acquisition completed in 2016 3Information about the use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 4AOI margin expansion target for FY’24-26 excludes impact of float and distribution revenue 5Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%

Q4’24 and FY’24 results

33 Key messages as of August 6, 2024 earnings call Broadridge is executing on our strategy to democratize and digitize Governance, simplify and innovate in Capital Markets, and modernize Wealth Management Broadridge reported record Closed sales of $342 million, up 39% year-over-year with strong growth across all three franchises Another year of strong and sustainable growth, with 6% Recurring revenue growth constant currency and 10% Adjusted EPS growth. Fourth quarter Recurring revenue rose 5% and Adjusted EPS rose 9% Strong Free cash flow and balanced capital allocation, including value-accretive tuck-in M&A, $450 million of share repurchases, and the 12th double digit dividend increase in 13 years FY’25 guidance calls for 8-12% Adjusted EPS growth powered by 5-7% Recurring revenue growth constant currency, underlying margin expansion and strong sales. Broadridge remains on-track to deliver on its three-year financial objectives 1 2 3 4 5

34 Fiscal year 2025 guidance as of August 6, 2024 earnings call FY’25 GUIDANCE Recurring revenue growth constant currency (Non-GAAP) 5-7% Adjusted Operating income margin (Non-GAAP) ~20% Adjusted earnings per share growth (Non-GAAP) 8-12% Closed sales $290 - $330M

35 $ in millions, except per share data Q4’24 Inc./(Dec.) FY’24 Inc./(Dec.) Recurring revenues $1,326 5% $4,223 6% Total revenues 1,944 6% 6,507 7% Operating income 441 (3)% 1,017 9% Adjusted Operating income (Non-GAAP) 559 5% 1,303 9% Adjusted Operating income margin (Non-GAAP) 28.8% (10)bps 20.0% 20bps Diluted earnings per share $2.72 0% $5.86 11% Adjusted Earnings per share (Non-GAAP) $3.50 9% $7.73 10% Closed sales $157 74% $342 39% Summary financial results Constant currency growth (Non-GAAP) 5% 6% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59

36 Fourth quarter and fiscal year 2024 Recurring revenues Q4 RECURRING REVENUES FISCAL YEAR RECURRING REVENUE GROWTH Q4'23 Q4'24 $1,326 +5% $ in millions; growth in constant currency Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 4% 8% 9% 9% 6% FY'20 FY'21 FY'22 FY'23 FY'24 16% 10% 9% 6% 10% Acquisitions Organic growth

37 ICS fourth quarter and fiscal year 2024 segment Recurring revenues $171 $141 $122 $477 Q4'23 Q4'24 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 5% 3% 7% 7% ICS Q4 RECURRING REVENUES ICS FISCAL YEAR RECURRING REVENUES $910 $ in millions; growth in constant currency +6% +5% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 $683 $260 $435 $1,196 FY'23 FY'24 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 7% 2% 7% 5% $2,574

38 $600 $1,049 FY'23 FY'24 GTO fourth quarter and fiscal year 2024 segment Recurring revenues GTO Q4 RECURRING REVENUES GTO FISCAL YEAR RECURRING REVENUES Capital Markets Wealth & Investment Management $1,649 $ in millions; growth in constant currency +4% +8% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 8% 7%$143 $272 Q4'23 Q4'24 Capital Markets Wealth & Investment Management $416 6% 0%

39 6% 8% 6% 5% 7% 8% 3% 5% (1%) 6% Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Key volume drivers: position and trade growth 3% 15% 12% 11% 15% INTERNAL TRADE GROWTH EQUITY & MUTUAL FUND/ETF POSITION GROWTH 1. Q4’24 equity position growth represented 55% of total fiscal year 2024 positions. Q1’24: 6% | Q2’24: 9% | Q3’24: 30% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. ITG 3 FY’23 FY’24 6% 3% 9% 8% 13%4% 10% 10Y Avg. 7% 7% 2 1,2

40 $1,259 Q4'23 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions Q4'24 Rec. Rev. Constant Currency FX Q4'24 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 5% Fourth quarter 2024 Recurring revenue growth drivers ICS $858M 4 pts (2) pts 4 pts 0 pts 6% 0 pts $910M GTO $401M 8 pts (6) pts 1 pt 0 pts 4% (0) pts $416M 5 pts (3) pts 3 pts 0pts 5% (0) pts 5% Organic Growth: 6 pts $ in millions. Pts contribution to growth Organic Growth: 4 pts Organic Growth: 5 pts $1,326

41 FOURTH QUARTER 2024 TOTAL REVENUE GROWTH DRIVERS $59 $87 $55 $76 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 $61M FY’18-FY’24 QUARTERLY AVERAGE Fourth quarter 2024 Total revenue growth drivers $1,839 Q4'23 Total Revenues Recurring Event-Driven Distribution FX Q4'24 Total Revenues QUARTERLY EVENT-DRIVEN REVENUES 4 pts 1 pt 1 pt 6% (0) pts $67 $ in millions. Pts contribution to growth $1,944

42 Operating income margin and Adjusted Operating income margin 17.5% 18.1% 18.7% FY'20 FY'21 FY'22 FY'23 FY'24 13.6% 13.3% 15.4%22.7%24.7% Q4'23 Q4'24 +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) 28.8% +110 bps 20.0% 28.9% Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 15.6% +20 bps Q4 OPERATING INCOME FISCAL YEAR OPERATING INCOME +40 bps 19.8% 13.8%

43 FY'20 FY'21 FY'22 FY'23 FY'24 Closed sales $ in millions $280 FY'23 FY'24 $400 $450 $246 $231 CLOSED SALES RECURRING REVENUE BACKLOG 10% 11%% OF RECURRING REVENUE $342 $224 1. Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized 1

44 Free cash flow conversion FREE CASH FLOW CONVERSION 1,2 1. Free cash flow conversion equals annual Free cash flow divided by Adjusted Net earnings 2. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 49 – 59 85% 84% 48% 90% 102% FY'20 FY'21 FY'22 FY'23 FY'24

45 $368 $413 FY'21 FY'22 FY'23 FY'24 FY'25 (E) M&A Client Platform Investments CapEx and Software SELECT USES OF CASH FISCAL YEAR 2024 TOTAL CAPITAL RETURNS Capital allocation $ in millions, except per share data $2.30 $2.56 $2.90 $3.20 $3.52 6% 11% 13% 10% 10% DIVIDENDS PER SHARE 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 3. Includes acquisitions and minority investments 1 $41 $113 $353 6 4. Total capital returns include dividends and share repurchases net of option proceeds. FY’24 includes $368M of dividends and $450M of YTD open market share repurchases, net of options proceeds. FY’25 annual dividend amount subject to Board declaration. GROWTH $253$248 $312 4 $781YTD Net Share Repurchases YTD Dividends Paid

46 $3,987 FY'23 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions FY'24 Rec. Rev. Constant Currency FX FY'24 Recurring revenues RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 6% Fiscal year 2024 Recurring revenue growth drivers ICS $2,461M 5 pts (2) pts 2 pts 0 pts 5% 0 pts $2,574M GTO $1,525M 9 pts (5) pts 3 pts 0 pts 8% 0 pts $1,649M 7 pts (3) pts 2 pts 0 pts 6%0 pts6% Organic Growth: 4 pts $4,223 $ in millions. Pts contribution to growth Organic Growth: 8 pts Organic Growth: 6 pts

47 FISCAL YEAR 2024 TOTAL REVENUE GROWTH DRIVERS Fiscal year 2024 Total revenue growth drivers $6,061 $6,507 FY'23 Total Revenues Recurring Event-Driven Distribution FX FY'24 Total Revenues 4 pts 1 pt 2 pts 7%0 pts $ in millions. Pts contribution to growth

Explanation of non-GAAP measures and reconciliation of GAAP to non-GAAP measures

49 Non-GAAP Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, which represent non-cash amortization expenses associated with the Company's acquisition activities. (ii) Acquisition and Integration Costs, which represent certain transaction and integration costs associated with the Company’s acquisition activities. (iii) Restructuring and Other Related Costs, which represent costs associated with the Company’s Corporate Restructuring Initiative to exit and/or realign some of our businesses, streamline the Company’s management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas. (iv) Litigation Settlement Charges, which represent the reserve established during the third and fourth quarter of fiscal year 2024 related to the settlement of claims. (v) Russia-Related Exit Costs, which are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. (vi) Real Estate Realignment and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. (vii) Investment Gains, which represent non-operating, non-cash gains on privately held investments. (viii) Software Charge, which represents a charge related to an internal use software product that is no longer expected to be used. (ix) Gain on Acquisition-Related Financial Instrument, which represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non- operating financing costs associated with the Itiviti acquisition. (x) IBM Private Cloud Charges, which represent a charge on the hardware assets transferred to IBM and other charges related to the IBM Private Cloud Agreement. (xi) Gain on Sale of a Joint Venture Investment, which represents a non-operating, cash gain on the sale of one of the Company’s joint venture investments. (xii) Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company’s retirement plan obligations. (xiii) Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act; and (xiv) The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas.

50 We exclude Acquisition and Integration Costs, Restructuring and Other Related Costs, Litigation Settlement Charges, Russia-Related Exit Costs, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, the Software Charge, Gain on Acquisition-Related Financial Instrument, IBM Private Cloud Charges, Gain on Sale of a Joint Venture Investment, and Gain on Sale of Securities from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free cash flow and Free cash flow conversion In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Non-GAAP Measures

51 Three Months Ended June 30, 2024 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 7% 7% 5% 3% 6% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 7% 7% 5% 3% 6% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 6% 0% 4% Impact of foreign currency exchange 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 6% 0% 4% Consolidated Total Recurring revenue growth (GAAP) 5% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 5% Reconciliation of GAAP to Non-GAAP measures (Unaudited)

52 Fiscal Year Ended June 30, 2024 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 5% 8% 7% 1% 5% Impact of foreign currency exchange 0% 0% 0% 0% 0% Recurring revenue growth constant currency (Non-GAAP) 5% 7% 7% 2% 5% Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 9% 7% 8% Impact of foreign currency exchange (1%) 0% 0% Recurring revenue growth constant currency (Non-GAAP) 8% 7% 8% Consolidated Total Recurring revenue growth (GAAP) 6% Impact of foreign currency exchange 0% Recurring revenue growth constant currency (Non-GAAP) 6% Reconciliation of GAAP to Non-GAAP measures (Unaudited)

53 3 Months Ended June 30, Dollars in millions 2024 2023 Net earnings (GAAP) $323.2 $324.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 48.9 51.6 Acquisition and Integration Costs 2.9 4.8 Restructuring and Other Related Costs (a) 56.0 20.4 Litigation Settlement Charges 10.3 — Russia-Related Exit Costs — 0.1 Subtotal of adjustments 118.1 77.0 Tax impact of adjustments (b) (26.1) (19.1) Adjusted Net earnings (Non-GAAP) $415.2 $381.9 Reconciliation of GAAP to Non-GAAP measures 3 Months Ended June 30, Dollars in millions 2024 2023 Operating income (GAAP) $441.4 $454.2 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 48.9 51.6 Acquisition and Integration Costs 2.9 4.8 Restructuring and Other Related Costs (a) 56.0 20.4 Litigation Settlement Charges 10.3 — Russia-Related Exit Costs — 0.1 Adjusted Operating income (Non-GAAP) $559.5 $531.2 Operating income margin (GAAP) 22.7% 24.7% Adjusted Operating income margin (Non-GAAP) 28.8% 28.9% (a) Restructuring and Other Related Costs for the three months ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the three months ended June 30, 2023 includes $20.4 million of severance costs. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $3.4 million and $2.9 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2024 and 2023, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. (Unaudited)

54 3 Months Ended June 30, Dollars in millions, except per share amounts 2024 2023 Diluted earnings per share (GAAP) $2.72 $2.72 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.41 0.43 Acquisition and Integration Costs 0.02 0.04 Restructuring and Other Related Costs (a) 0.47 0.17 Litigation Settlement Charges 0.09 — Russia-Related Exit Costs — — Subtotal of adjustments 0.99 0.65 Tax impact of adjustments (b) (0.22) (0.16) Adjusted earnings per share (Non-GAAP) $3.50 $3.21 Reconciliation of GAAP to Non-GAAP measures (Unaudited) (a) Restructuring and Other Related Costs for the three months ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the three months ended June 30, 2023 includes $20.4 million of severance costs. (b) Calculated using the GAAP effective tax rate, adjusted to exclude $3.4 million and $2.9 million of excess tax benefits associated with stock-based compensation for the three months ended June 30, 2024 and 2023, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

55 Reconciliation of GAAP to Non-GAAP Measures Year ended June 30, Dollars in millions 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 Operating Income (GAAP) $1,017.1 $936.4 $759.9 $678.7 $624.9 $652.7 $598.1 $534.0 $502.3 $468.5 $418.3 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 200.3 214.4 250.2 153.7 122.9 87.4 81.4 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 3.9 15.8 24.5 18.1 12.5 6.4 8.8 19.1 5.0 5.0 2.1 Restructuring and Other Related Costs (a) 63.0 20.4 — — — — — — — — — Litigation Settlement Charges 18.4 — — — — — — — — — — Russia-Related Exit Costs (b) — 12.1 1.4 — — — — — — — — Real Estate Realignment and Covid-19 Related Expenses (c) — — 30.5 45.3 2.4 — — — — — — Software Charge — — — 6.0 — — — — — — — IBM Private Cloud Charges — — — — 32.0 — — — — — — Adjusted Operating income (Non-GAAP) $1,302.8 $1,199.1 $1,066.4 $901.8 $794.8 $746.5 $688.2 $625.7 $539.2 $498.8 $442.9 Operating income margin (GAAP) 15.6% 15.4% 13.3% 13.6% 13.8% 15.0% 13.8% 12.9% 17.3% 17.4% 16.4% Adjusted Operating income margin (Non-GAAP) 20.0% 19.8% 18.7% 18.1% 17.5% 17.1% 15.9% 15.1% 18.6% 18.5% 17.3% (Unaudited) (a) Restructuring and Other Related Costs for fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs. (b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022. (c)Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively.

56 Year ended June 30, Dollars in millions 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 Net earnings (GAAP) $698.1 $630.6 $539.1 $547.5 $462.5 $482.1 $427.9 $326.8 $307.5 $287.1 $263.0 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 200.3 214.4 250.2 153.7 122.9 87.4 81.4 72.6 31.8 25.3 22.6 Acquisition and Integration Costs 3.9 15.8 24.5 18.1 12.5 6.4 8.8 19.1 5.0 5.0 2.1 Restructuring and Other Related Costs (a) 63.0 20.4 — — — — — — — — — Litigation Settlement Charges 18.4 — — — — — — — — — — Russia-Related Exit Costs (b) — 10.9 1.4 — — — — — — — — Real Estate Realignment and Covid-19 Related Expenses (c) — — 30.5 45.3 2.4 — — — — — — Investment Gains — — (14.2) (8.7) — — — — — — — Software Charge — — — 6.0 — — — — — — — Gain on Acquisition-Related Financial Instrument — — — (62.1) — — — — — — — IBM Private Cloud Charges — — — — 32.0 — — — — — — Gain on Sale of a Joint Venture Investment — — — — (6.5) — — — — — — Gain on Sale of Securities — — — — — — (5.5) — — — — Taxable Adjustments 285.6 261.6 292.3 152.2 163.4 93.8 84.7 91.7 36.8 30.3 24.7 Tax Act items — — — — — — 15.4 — — — — MAL investment gain — — — — — — — (9.3) — — — Tax impact of adjustments (d) (62.6) (57.5) (65.7) (33.2) (37.4) (22.3) (23.9) (30.9) (12.7) (10.5) (8.7) Adjusted net earnings (Non-GAAP) $921.2 $834.6 $765.7 $666.5 $588.5 $553.6 $504.1 $378.3 $331.7 $306.9 $279.0 (a) Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the three months and fiscal year ended June 30, 2023 includes $20.4 million of severance costs. (b) Russia-Related Exit Costs were $10.9 million for the fiscal year ended June 30, 2023, comprised of $12.1 million of operating expenses, offset by a gain of $1.2 million in non-operating income. Russia-Related Exist Costs were $1.4 million of operating expenses for the fiscal year ended June 30, 2022. (c) Real Estate Realignment Expenses were $23.0 million, $29.6 million, and $0.0 million for the years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses were $7.5 million, $15.7 million, and $2.4 million for the years ended June 30, 2022, 2021, and 2020, respectively. (d) Calculated using the GAAP effective tax rate, adjusted to exclude $12.9 million, $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax- deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP measures (Unaudited)

57 Year ended June 30, Dollars in millions, except per share amounts 2024 2023 2022 2021 2020 2019 2018 2017 2016 2015 2014 Diluted earnings per share (GAAP) $5.86 $5.30 $4.55 $4.65 $3.95 $4.06 $3.56 $2.70 $2.53 $2.32 $2.12 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 1.68 1.80 2.11 1.30 1.05 0.74 0.68 0.60 0.26 0.20 0.18 Acquisition and Integration Costs 0.03 0.13 0.21 0.15 0.11 0.05 0.07 0.16 0.04 0.04 0.02 Restructuring and Other Related Costs (a) 0.53 0.17 — — — — — — — — — Litigation Settlement Charges 0.15 — — — — — — — — — — Russia-Related Exit Costs — 0.09 0.01 — — — — — — — — Real Estate Realignment and Covid-19 Related Expenses (b) — — 0.26 0.38 0.02 — — — — — — Investment Gains — — (0.12) (0.07) — — — — — — — Software Charge — — — 0.05 — — — — — — — Gain on Acquisition-Related Financial Instrument — — — (0.53) — — — — — — — IBM Private Cloud Charges — — — — 0.27 — — — — — — Gain on Sale of a Joint Venture Investment — — — — (0.06) — — — — — — Gain on Sale of Securities — — — — — — (0.05) — — — — Taxable Adjustments 2.40 2.20 2.47 1.29 1.40 0.79 0.70 0.76 0.30 0.24 0.20 Tax Act items — — — — — — 0.13 — — — — MAL investment gain — — — — — — — (0.08) — — — Tax impact of adjustments (c) (0.53) (0.48) (0.55) (0.28) (0.32) (0.19) (0.20) (0.26) (0.10) (0.08) (0.07) Adjusted earnings per share (Non-GAAP) $7.73 $7.01 $6.46 $5.66 $5.03 $4.66 $4.19 $3.13 $2.73 $2.47 $2.25 (Unaudited) (a) Restructuring and Other Related Costs for the three months ended June 30, 2024 includes $56.0 million of severance and professional services costs directly related to the Corporate Restructuring Initiative. The fiscal year ended June 30, 2024 also includes a $7.0 million asset impairment charge as a result of the exit of a business in connection with the Corporate Restructuring Initiative. Restructuring and Other Related Costs for the fiscal year ended June 30, 2023 includes $20.4 million of severance costs. (b) Real Estate Realignment Expenses impacted Adjusted earnings per share by $0.19, $0.25, and $0.00 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. Covid-19 Related Expenses impacted Adjusted earnings per share by $0.06, $0.13, and $0.02 for the fiscal years ended June 30, 2022, 2021, and 2020, respectively. (c) Calculated using the GAAP effective tax rate, adjusted to exclude $12.9 million, $10.4 million, $18.1 million, $16.9 million, $15.6 million, $19.3 million, and $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2024, 2023, 2022, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Reconciliation of GAAP to Non-GAAP measures

58 Reconciliation of GAAP to Non-GAAP measures Fiscal Year Ended June 30, Dollars in millions 2024 2023 2022 2021 2020 Net cash flows from operating activities (GAAP) $1,056.2 $823.3 $443.5 $640.1 $598.2 Capital expenditures and Software purchases and capitalized internal use software (113.0) (75.2) (73.1) (100.7) (98.7) Proceeds from asset sales — — — 18.0 — Free cash flow (Non-GAAP) $943.2 $748.2 $370.4 $557.3 $499.5 Adjusted Net earnings (Non-GAAP) (a) $921.2 $834.6 $765.7 $666.5 $588.5 Free cash flow conversion (Non-GAAP) (b) 102% 90% 48% 84% 85% (a) Refer to slide 56 for a reconciliation of the Non-GAAP measure to GAAP measure. (b) Free cash flow conversion is calculated as free cash flow divided by Adjusted Net earnings for the given period. (Unaudited)

59 Reconciliation of GAAP to Non-GAAP measures: Fiscal year 2025 guidance Fiscal Year 2025 FY25 Recurring revenue growth Impact of foreign currency exchange (a) 0% - 0.5% Recurring revenue growth constant currency (Non-GAAP) 5-7% FY25 Adjusted Operating income margin (b) Operating income margin % (GAAP) ~17% Adjusted Operating income margin % (Non-GAAP) ~20% FY25 Adjusted earnings per share growth rate (c) Diluted Earnings per share (GAAP) 20 - 25% Adjusted Earnings per share (Non-GAAP) 8 - 12% (Unaudited) (a) Based on forward rates as of June 2024. (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the projected $193 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the projected $1.30 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding.

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